                                                                    EXHIBIT 99.1


Debtor: FPA MEDICAL MANAGEMENT, INC.

Case Number: 98-01596PJW THROUGH 98-01685PJW

Notes to Monthly Operating Report for the period April 5, 1999 through April 30, 1999. "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of April.

2. Copies of most of the Debtors' bank statements for the month of April are attached; copies of the balance of the April statements not yet received from the Banks and/or Debtors will be forwarded upon receipt.

3. The Debtors' most recently filed Income Tax Return for 1997 is included in the filing for the period November 30, 1998 through January 1, 1999 with the Office of the United States Trustee. The 1996 Tax Return was submitted in a prior period (July 19-August 28, 1998) filing.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

5. The Debtor's most recent unaudited financial statements for each of the core business subsidiaries for the month of April, 1999, are included in this Monthly Operating Report.

FPA MEDICAL MANAGEMENT, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                         ------------------------------------------------
                                         Projected (1)      Actual (1)        Difference
                                         ------------------------------------------------
                                              A                 B               C=B-A
                                         ------------------------------------------------
INITIAL CASH BALANCE                     $  1,214,529      $  1,214,529                --

Cash Receipts:
  Fee For Service Billings                 13,705,000        13,215,017          (489,983)
  Claims & Capitation                       7,741,763         7,201,869          (539,894)
  Reimbursement                                    --            21,343            21,343
  Medicare & Collections                    1,800,000         1,450,868          (349,132)
                                         ------------------------------------------------
    TOTAL CASH RECEIPTS                  $ 23,246,763      $ 21,889,097        (1,357,666)

Less: Cash Disbursements:
  Employee & Physician Payroll             17,365,000        17,578,305           213,305
  Catch-up payments to Doctors                     --                --                --
  Insurance                                 1,684,000         2,817,064         1,133,064
  Claims & Capitation                       1,100,000           302,383          (797,617)
  Patient Refunds                             100,000           278,270           178,270
  Rent                                      1,020,000         1,073,248            53,248
  Utilities                                   490,500           281,633          (208,867)
  Bank Lock-Box Account Fees                       --                --                --
  Medical Supplies                            597,600           165,524          (432,076)
  Other                                     3,042,189         2,360,134          (682,055)
                                         ------------------------------------------------
    Total Cash Disbursements             $ 25,399,289      $ 24,856,561          (542,728)

Net Cash Flow                              (2,152,526)       (2,967,464)         (814,938)

Financing Charges                            (413,446)         (411,183)            2,263
Retention Costs                                    --                --                --
Professional Fee Retainers                         --                --                --
Professional Fees                          (2,500,000)       (1,661,282)          838,718
Restructuring Expenses                       (125,000)         (425,101)         (300,101)
Repayment to HPI                                   --           630,532           630,532
Capital Expenditures                               --                --                --
A/R Turned Over from Collection               640,000            50,739          (589,261)
Sale of Orange Coast                               --                --                --
Sale of Axminster                                  --                --                --
Sale of Other Assets                               --            45,500            45,500
DIP Loan Repayment                                 --                --                --
DIP Loan Proceeds                                  --                --                --
DIP Loan Borrowing                          5,420,000         5,000,000          (420,000)
Orange Coast Transaction Fees                      --                --                --
Orange Coast Post-Sale Disbursements         (420,000)          (27,444)          392,556
-----------------------------------------------------------------------------------------
Ending Cash Balance                      $  1,663,557      $  1,448,826          (214,731)
-----------------------------------------------------------------------------------------

1) The projected data reflected herein is based upon the Budgets submitted to the Court in the DIP Loan Agreement dated July 20, 1998, and as amended from time to time thereafter. The actual data reflected herein is based upon the actual data reported.

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                   ------------------------------------------------
                                     Projected          Actual          Difference
                                   ------------------------------------------------
                                        A                 B               C=B-A
                                   ------------------------------------------------
INITIAL CASH BALANCE               $  1,717,654      $  1,717,654                --

Cash Receipts:
  Fee For Service Billings           12,000,000        11,207,603          (792,397)
  Claims & Capitation                        --                --                --
  Reimbursement                              --                --                --
  Medicare & Collections              1,800,000         1,450,868          (349,132)
                                   ------------------------------------------------
    TOTAL CASH RECEIPTS            $ 13,800,000      $ 12,658,471        (1,141,529)

Less: Cash Disbursements:
  Employee & Physician Payroll       11,075,000        11,229,265           154,265
  Catch-up payments to Doctors               --                --                --
  Insurance                           1,400,000         1,668,494           268,494
  Claims & Capitation                        --                --                --
  Patient Refunds                       100,000           276,940           176,940
  Rent                                  130,000           102,897           (27,103)
  Utilities                              67,000            14,785           (52,215)
  Bank Lock Box                              --                --                --
  Medical Supply                          1,000                --            (1,000)
  Other                               2,150,000         1,266,071          (883,929)
                                   ------------------------------------------------
    Total Cash Disbursements       $ 14,923,000      $ 14,558,452          (364,548)

Net Cash Flow                        (1,123,000)       (1,899,981)         (776,981)

Intercompany Transfers                       --         1,273,895         1,273,895

ENDING CASH BALANCE                $    594,655      $  1,091,568           496,913
                                   ------------------------------------------------

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                   ---------------------------------------------
                                    Projected          Actual         Difference
                                   ---------------------------------------------
                                        A                B              C=B-A
                                   ---------------------------------------------
INITIAL CASH BALANCE               $        --      $        --      $        --

Cash Receipts:
  Fee For Service Billings             800,000          967,131          167,131
  Claims & Capitation                1,500,000        1,487,838          (12,162)
  Reimbursement                             --               --               --
  Medicare & Collections                    --               --               --
                                   ---------------------------------------------
    TOTAL CASH RECEIPTS            $ 2,300,000      $ 2,454,969          154,969

Less: Cash Disbursements:
  Employee & Physician Payroll       2,100,000        1,989,423         (110,577)
  Catch-up payments to Doctors              --               --               --
  Insurance                             75,000            5,805          (69,195)
  Claims & Capitation                       --               --               --
  Patient Refunds                           --               --               --
  Rent                                 280,000          300,273           20,273
  Utilities                            290,000          100,127         (189,873)
  Bank Lock Box                             --               --               --
  Medical Supply                       200,000           59,002         (140,998)
  Other                                230,000          289,510           59,510
                                   ---------------------------------------------
    Total Cash Disbursements       $ 3,175,000      $ 2,744,140         (430,860)

Net Cash Flow                         (875,000)        (289,171)         585,829

Intercompany Transfers                      --          289,171          289,171

ENDING CASH BALANCE                $  (875,000)     $        --      $   875,000
                                   ---------------------------------------------

KANSAS CITY

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                   ---------------------------------------------
                                    Projected        Actual         Difference
                                   ---------------------------------------------
                                        A               B              C=B-A
                                   -----------     -----------      -----------
INITIAL CASH BALANCE               $        --     $        --               --

Cash Receipts:
  Fee For Service Billings             160,000         115,907          (44,093)
  Claims & Capitation                2,700,000       2,473,203         (226,797)
  Reimbursement                             --              --               --
  Medicare & Collections                    --              --               --
                                   ---------------------------------------------
    TOTAL CASH RECEIPTS            $ 2,860,000     $ 2,589,110         (270,890)

Less: Cash Disbursements:
  Employee & Physician Payroll       1,480,000       1,486,481            6,481
  Catch-up payments to Doctors              --              --               --
  Insurance                                 --          13,295           13,295
  Claims & Capitation                       --              --               --
  Patient Refunds                           --              --               --
  Rent                                 235,000         249,359           14,359
  Utilities                             25,000          68,160           43,160
  Bank Lock Box                             --              --               --
  Medical Supply                        35,000          31,821           (3,179)
  Other                                110,000         120,410           10,410
                                   ---------------------------------------------
    Total Cash Disbursements       $ 1,885,000     $ 1,969,526           84,526

Net Cash Flow                          975,000         619,584         (355,416)

Intercompany Transfers                      --        (619,584)        (619,584)

ENDING CASH BALANCE                $   975,000     $        --         (975,000)
                                   ---------------------------------------------

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                   ---------------------------------------------
                                     Projected       Actual       Difference
                                   ---------------------------------------------
                                        A                B              C=B-A
                                   ---------------------------------------------
INITIAL CASH BALANCE               $  (520,271)     $  (520,271)              --

Cash Receipts:
  Fee For Service Billings             465,000          482,089           17,089
  Claims & Capitation                2,596,763        2,708,904          112,141
  Reimbursement                             --               --               --
  Medicare & Collections                    --               --               --
                                   ---------------------------------------------
    TOTAL CASH RECEIPTS            $ 3,061,763      $ 3,190,993          129,230

Less: Cash Disbursements:
  Employee & Physician Payroll       1,410,000        1,440,954           30,954
  Catch-up payments to Doctors              --               --               --
  Insurance                            135,000          316,308          181,308
  Claims & Capitation                  930,000          142,130         (787,870)
  Patient Refunds                           --            1,320            1,320
  Rent                                 250,000          252,722            2,722
  Utilities                             60,000           56,760           (3,240)
  Bank Lock Box                             --               --               --
  Medical Supply                       300,000           48,390         (251,610)
  Other                                280,000          149,188         (130,812)
                                   ---------------------------------------------
    Total Cash Disbursements       $ 3,365,000      $ 2,407,772         (957,228)

Net Cash Flow                         (303,237)         783,221        1,086,458

Intercompany Transfers                      --          (13,051)         (13,051)

ENDING CASH BALANCE                $  (823,508)     $   249,899        1,073,407
                                   ---------------------------------------------

NORTH CAROLINA

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                        ---------------------------------------
                                        Projected        Actual       Difference
                                        ---------------------------------------
                                            A              B            C=B-A
                                        ---------------------------------------
INITIAL CASH BALANCE                    $      --      $      --             --

Cash Receipts:
  Fee For Service Billings                120,000         78,844        (41,156)
  Claims & Capitation                     200,000        114,816        (85,184)
  Reimbursement                                --             --             --
  Medicare & Collections                       --             --             --
                                        ---------------------------------------
    TOTAL CASH RECEIPTS                 $ 320,000      $ 193,660       (126,340)

Less: Cash Disbursements:
  Employee & Physician Payroll            360,000        292,640        (67,360)
  Catch-up payments to Doctors                 --             --             --
  Insurance                                15,000             --        (15,000)
  Claims & Capitation                          --             --             --
  Patient Refunds                              --             --             --
  Rent                                     35,000         69,195         34,195
  Utilities                                22,000         10,167        (11,833)
  Bank Lock Box                                --             --             --
  Medical Supply                           10,000             --        (10,000)
  Other                                   100,000         15,619        (84,381)
                                        ---------------------------------------
    Total Cash Disbursements            $ 542,000      $ 387,621       (154,379)

Net Cash Flow                            (222,000)      (193,961)        28,039

Intercompany Transfers                         --        193,961        193,961

ENDING CASH BALANCE                     $(222,000)     $      --      $ 222,000
                                        ---------------------------------------

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                        ---------------------------------------
                                        Projected        Actual       Difference
                                        ---------------------------------------
                                            A              B            C=B-A
                                        ---------------------------------------
INITIAL CASH BALANCE                    $      --      $      --             --

Cash Receipts:
  Fee For Service Billings                 80,000         78,953         (1,047)
  Claims & Capitation                     600,000        314,790       (285,210)
  Reimbursement                                --             --             --
  Medicare & Collections                       --             --             --
                                        ---------------------------------------
    TOTAL CASH RECEIPTS                 $ 680,000      $ 393,743       (286,257)

Less: Cash Disbursements:
  Employee & Physician Payroll            470,000        527,544         57,544
  Catch-up payments to Doctors                 --             --             --
  Insurance                                20,000         13,723         (6,277)
  Claims & Capitation                          --          4,467          4,467
  Patient Refunds                              --             10             10
  Rent                                     80,000         79,009           (991)
  Utilities                                20,000         19,384           (616)
  Bank Lock Box                                --             --             --
  Medical Supply                           50,000         26,311        (23,689)
  Other                                    50,000         36,544        (13,456)
                                        ---------------------------------------
    Total Cash Disbursements            $ 690,000      $ 706,992         16,992

Net Cash Flow                             (10,000)      (313,249)      (303,249)

Intercompany Transfers                         --        313,249        313,249

ENDING CASH BALANCE                     $ (10,000)     $      --         10,000
                                        ---------------------------------------

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                   ---------------------------------------------
                                     Projected       Actual       Difference
                                   ---------------------------------------------
                                        A                B              C=B-A
                                   -----------      -----------      -----------
INITIAL CASH BALANCE               $ 1,057,586      $   998,324      $   (59,262)

Cash Receipts:
  Fee For Service Billings             500,000          313,925         (186,075)
  Claims & Capitation                  240,000               --         (240,000)
  Reimbursement                             --               --               --
  Medicare & Collections                    --               --               --
                                   ---------------------------------------------
    TOTAL CASH RECEIPTS            $   740,000      $   313,925         (426,075)

Less: Cash Disbursements:
  Employee & Physician Payroll         190,000          249,450      $    59,450
  Catch-up payments to Doctors              --               --      $        --
  Insurance                             20,000              600      $   (19,400)
  Claims & Capitation                  200,000               --      $  (200,000)
  Patient Refunds                        4,000               --      $    (4,000)
  Rent                                  20,000           58,740      $    38,740
  Utilities                             36,000            7,690      $   (28,310)
  Bank Lock Box Account Fees                --               --
  Medical Supply                        60,000               --      $   (60,000)
  Other                                375,000          326,370      $   (48,630)
                                   ---------------------------------------------
    Total Cash Disbursements       $   905,000      $   642,850      $  (262,150)

Net Cash Flow                         (165,000)        (328,925)     $  (163,925)

Intercompany Transfers                      --         (630,532)     $  (630,532)

ENDING CASH BALANCE                $   892,586      $    38,867      $  (853,719)
                                   ---------------------------------------------

NOTE: Health Partners Inc. is reported for cash flow purposes as a stand alone entity. These transactions are not included as a part of the FPA Medical Management, Inc. roll-up.

CORPORATE

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                   ---------------------------------------------
                                    Projected         Actual         Difference
                                   ---------------------------------------------
                                        A                B              C=B-A
                                   -----------      -----------      -----------
INITIAL CASH BALANCE               $        --      $        --               --

Cash Receipts:
  Fee For Service Billings                  --          175,308          175,308
  Claims & Capitation                       --               --               --
  Reimbursement                             --           21,343           21,343
  Medicare & Collections                    --               --               --
                                   ---------------------------------------------
    TOTAL CASH RECEIPTS            $        --      $   196,651          196,651

Less: Cash Disbursements:
  Employee & Physician Payroll         438,000          581,643          143,643
  Catch-up payments to Doctors              --               --               --
  Insurance                             39,000          798,088          759,088
  Claims & Capitation                       --               --               --
  Patient Refunds                           --               --               --
  Rent                                  10,000           19,793            9,793
  Utilities                              6,500           12,250            5,750
  Bank Lock Box                             --               --               --
  Medical Supply                            --               --               --
  Other                                 75,000          461,240          386,240
                                   ---------------------------------------------
    Total Cash Disbursements       $   568,500      $ 1,873,014        1,304,514

Net Cash Flow                         (568,500)      (1,676,363)      (1,107,863)

Intercompany Transfers                      --        1,676,363        1,676,363

ENDING CASH BALANCE                $  (568,500)     $        --          568,500
                                   ---------------------------------------------

CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
April 5, 1999 through April 30, 1999


                                         --------------------------------------
                                         Projected       Actual       Difference
                                         --------------------------------------
                                             A              B           C=B-A
                                         --------------------------------------
INITIAL CASH BALANCE                     $      --      $  17,146        17,146

Cash Receipts:
  Fee For Service Billings                  80,000        109,182        29,182
  Claims & Capitation                      145,000        102,318       (42,682)
  Reimbursement                                 --             --            --
  Medicare & Collections                        --             --            --
                                         --------------------------------------
    TOTAL CASH RECEIPTS                  $ 225,000      $ 211,500       (13,500)

Less: Cash Disbursements:
  Employee & Physician Payroll              32,000         30,355        (1,645)
  Catch-up payments to Doctors                  --             --            --
  Insurance                                     --          1,351         1,351
  Claims & Capitation                      170,000        155,786       (14,214)
  Patient Refunds                               --             --            --
  Rent                                          --             --            --
  Utilities                                     --             --            --
  Bank Lock Box                                 --             --            --
  Medical Supply                             1,600             --        (1,600)
  Other                                     47,189         21,552       (25,637)
                                         --------------------------------------
    Total Cash Disbursements             $ 250,789      $ 209,044       (41,745)

Net Cash Flow                              (25,789)         2,456        28,245

Intercompany Transfers                          --         87,757        87,757

ENDING CASH BALANCE                      $ (25,789)     $ 107,359       133,148
                                         --------------------------------------